Contractual Future Maturities of Debt (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013
Long Term Debt Maturities Repayments Of Principal [Line Items]
2014
2014		290	[1],[2]
2015	2	29	[2]
2016	0	29	[2]
2017	400	656	[2],[3]
2018	511	929	[2],[4]
Thereafter	3,758	4,451	[2]
Total debt	$ 4,671

[1]	On January 15, 2014, the Company repaid $250 million of senior secured notes due 2014. On February 28, 2014, the Company repaid the remaining $7 million outstanding tranche A term loans. The remaining $36 million outstanding represents the annual principal installments of tranche D and tranche E, foreign bank debt and capital leases.
[2]	On March 31, 2014, SunGard used the $1,005 million net cash proceeds from the issuance of the SpinCo Term Loan to repay approximately $27 million of its tranche C term loan, $713 million of its tranche D term loan and $265 million of its tranche E term loan. Also as a result of the term loan payments on March 31, 2014, SunGard is no longer required to make quarterly principal payments on the tranche E term loans. The $713 million payment related to tranche D represented the entire outstanding balance of tranche D at March 31, 2014.
[3]	On January 31, 2014, the Company removed AS as a seller under the accounts receivable facility and repaid $60 million of the term loan component as a result of the removal.
[4]	On March 31, 2014, SunGard exchanged the SpinCo Notes with an aggregate principal amount of approximately $425 million for an aggregate principal amount of approximately $389 million of SunGard Notes which were then retired.